SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2014
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

16.   SUBSEQUENT EVENTS

  On May 1, 2014, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.08 per common share, payable on June 16, 2014 to holders of record of the common shares of the Company on June 2, 2014.

  Acquisition Agreement with Osisko Mining Corporation

  On April 16, 2014, Agnico Eagle, Yamana Gold Inc. ("Yamana") and Osisko Mining Corporation ("Osisko") announced they had entered into an agreement ("the Agreement") pursuant to which Agnico Eagle and Yamana would jointly acquire a 100.0% interest in Osisko's issued and outstanding common shares for total consideration of approximately C$3.9 billion, or C$8.15 per share. The total offer consists of approximately C$1.0 billion in cash, approximately C$2.33 billion in Agnico Eagle and Yamana common shares, and common shares of a new company ("Spinco") with an implied value of approximately C$575.0 million.

  Under the Agreement, Agnico Eagle and Yamana will form a joint acquisition entity (with each company owning 50.0%) which will acquire by way of a plan of arrangement all of the outstanding common shares of Osisko. Upon closing of the transaction, Agnico Eagle and Yamana will each own 50.0% of Osisko, and will form a joint committee to operate the Canadian Malartic Mine in Québec. The partners will also jointly explore and potentially develop the Kirkland Lake assets, and continue the exploration at the Hammond Reef project and the Pandora and Wood-Pandora properties.

  Upon implementation of the Agreement, each outstanding common share of Osisko will be exchanged for: (i) C$2.09 in cash; (ii) 0.07264 of an Agnico Eagle common share (a value of C$2.43 based on the closing price of C$33.45 per share for Agnico Eagle common shares on the Toronto Stock Exchange as of April 15, 2014); (iii) 0.26471 of a Yamana common share (a value of C$2.43 based on the closing price of C$9.18 per share for Yamana common shares on the Toronto Stock Exchange as of April 15, 2014); and (iv) one common share of Spinco with a value of C$1.20 per share.

  Pursuant to the plan of arrangement, certain assets of Osisko will be transferred to Spinco, the common shares of which will be distributed to Osisko shareholders as part of the consideration. The following will be transferred to Spinco: (i) a 5.0% net smelter royalty ("NSR") on the Canadian Malartic Mine; (ii) C$155.0 million in cash; (iii) a 2.0% NSR on the Kirkland Lake assets, the Hammond Reef project and the Pandora and Wood-Pandora properties; (iv) all assets and liabilities of Osisko in its Guerrero camp; and (v) other investments.

  Following the completion of the transaction, Osisko shareholders will own approximately 16.7% of Agnico Eagle's common shares and approximately 14.4% of Yamana's common shares.

  The transaction is subject to the approval of Osisko shareholders by a two thirds vote at a meeting to be held later in May 2014. The approval of the shareholders of Agnico Eagle and Yamana is not required. The Agreement is expected to close by early June 2014 following receipt of all shareholder, court, regulatory and exchange approvals.

  Pursuant to the terms of the Agreement, Osisko is subject to customary non-solicitation covenants. In the event a superior proposal is made to Osisko, Agnico Eagle and Yamana have a five business day right to match such proposal, and under certain circumstances in the event Osisko's Board of Directors changes its recommendation or terminates the Agreement, Osisko has agreed to pay a termination fee of C$195.0 million to Agnico Eagle and Yamana, shared equally. In certain other circumstances where the transaction is not completed, Osisko has agreed to reimburse Agnico Eagle's and Yamana's expenses in the amount of C$10.0 million each for their costs.